UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2010

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State of Incorporation)	(Commission File No)	(IRS Employer ID No.)

7/F Jinhua Mansion

41 Hanguang Street

Nangang District, Harbin 150080

People's Republic of China

(Address of Principal Executive Offices)

(86) 451-82287746

(Registrant's telephone number, including area code)

_________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Securities Purchase Agreement

On May 27, 2010, Nutrastar International Inc. (the "Company") entered into a securities purchase agreement (the "Securities Purchase Agreement") with certain investors, pursuant to which, the Company agreed to issue and sell up to an aggregate of 250,000 Units at a purchase price of $28.56 per Unit, for an aggregate purchase price of up to $7,140,000 (the "Aggregate Purchase Price"). Each Unit consists of (i) one share of a newly designated series A preferred stock, par value $0.001 per share ("Series A Preferred Stock"), with an initial one-to-ten conversion ratio into shares of the Company’s common stock, par value $0.001 per share ("Common Stock"), and (ii) warrants to purchase five shares of Common Stock at an exercise price of $3.40 per share ("Warrants", together with the shares of Series A Preferred Stock, the "Securities"). In addition, the Company and the investors agreed, that Gilford Securities Incorporated ("Gilford"), as the placement agent of this transaction, will receive from the investors a fee equal to 2% of the Aggregate Purchase Price and Warrants to purchase 2% of the aggregate number of shares of Common Stock that shares of Series A Preferred Stock to be issued under the Securities Purchase Agreement are convertible into.

Pursuant to the Securities Purchase Agreement, the Company also granted registration rights to holders of registrable securities, which include shares of Common Stock issued or issuable upon conversion of shares of the Series A Preferred Stock and shares of Common Stock issuable upon exercise of the Warrants (the "Registrable Securities"). Holders holding a majority of the Securities then outstanding may request the Company to file a registration statement to register the Registrable Securities within a pre-defined period (the "Registration Statement"). The Company may be subject to liquidated damages in the amounts prescribed by the Securities Purchase Agreement if it is unable to file the Registration Statement timely or maintain its effectiveness as required by the Securities Purchase Agreement.

Escrow Agreement

In connection with the Securitas Purchase Agreement, the Company entered into an escrow agreement (the "Escrow Agreement") with the investors, ARC China, Inc., Gilford, Corporate Stock Transfer, Inc. and United Western Bank, pursuant to which the parties agreed to deposit the investment amount received from the investors into escrow to be released upon the occurrence of the events set forth in the Escrow Agreement. In addition, the Company agreed that $100,000 out of the investment amount will remain in escrow and will be disbursed to an investor relations firm hired by the Company that is mutually agreeable to the Company and ARC China, Inc. The Company also agreed that an additional $250,000 will remain in escrow and will be used as compensation for a yet-to-be-determined Chief Financial Officer of the Company mutually agreeable to the Company and ARC China, Inc.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Securities Purchase Agreement, the Warrant and the Escrow Agreement, or the transactions contemplated thereby or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the provisions of such agreements attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively.

ITEM 3.03.          MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

In connection with the Securities Purchase Agreement, the Company filed a Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Nevada (the "Certificate") on May 27, 2010, which became effective upon filing. Pursuant to the Certificate, there are 300,000 shares of Series A Preferred Stock authorized. A summary of the Certificate is set forth below:

Liquidation. In the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the Series A Preferred Stock then outstanding will be entitled to receive, out of the assets of the Company available for distribution to its stockholders, an amount equal to $28.00 per share plus any declared, accrued but unpaid dividends, before any payment will be made or any assets distributed to the holders of the Common Stock or any other class or series of stock issued by the Company not designated as ranking senior to or pari passu with the Series A Preferred Stock in respect of the right to participate in distributions or payments upon a liquidation event.

Dividends. The holders of shares of Series A Preferred Stock will receive cumulative dividends, pro rata among such holders at the per annum rate of 6% of $28.00, payable in additional shares of Series A Preferred Stock. Dividends on each share of Series A Preferred Stock will accrue daily and be cumulative from the date such share of Series A Preferred Stock is issued, will compound quarterly, and will be payable upon the occurrence of certain events set forth in the Certificate, or from time-to-time at the discretion of the Board of Directors of the Company.

Voting. The holders of the Series A Preferred Stock will vote on an "as converted" basis, together with the Common Stock, as a single class, in connection with any proposal submitted to the Company’s stockholders, except as required by Nevada law.

Optional Conversion. Shares of the Series A Preferred Stock are optionally convertible into fully paid and non-assessable shares of Common Stock at a conversion rate calculated by dividing (i) $28.00 per share plus any declared, accrued but unpaid dividends by (ii) the conversion price, which is initially $2.80 per share, subject to adjustment as provided in the Certificate. Initially, each share of Series A Preferred Stock is convertible into 10 shares of Common Stock.

Mandatory Conversion. All outstanding shares of the Series A Preferred Stock will automatically convert to shares of Common Stock, subject to the conversion restrictions set forth in the Certificate (the "Mandatory Conversion"), at the earlier to occur of (i) the Company’s shares of Common Stock being listed on the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Market, the NASDAQ Global Select Market or the NASDAQ Capital Market (each, a "National Stock Exchange") and the registration statement on Form S-1 or such other appropriate form promulgated by the Securities and Exchange Commission (the "Commission") registering the Common Stock underlying the Securities pursuant to the Securities Purchase Agreement being declared effective by the Commission, and (ii) 12 months from the date that the Company's shares of Common Stock are first listed on a National Stock Exchange.

The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to the Certificate, which is attached hereto as Exhibit 3.1.

ITEM 5.03.         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

The information contained in Item 3.03 of this Form 8-K is incorporated herein by reference in its entirety.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series A Preferred Stock, as filed with the Secretary of State of the State of Nevada, May 27, 2010.

10.1	Form of Securities Purchase Agreement, dated May 27, 2010, by and among the Company and the investors named therein.

10.2	Form of Warrant

10.3	Escrow Agreement, by and among the Company, ARC China, Inc., Gilford Securities Incorporated, Corporate Stock Transfer, Inc. and United Western Bank, dated May 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	Nutrastar International Inc.

/s/ Lianyun Han
Lianyun Han
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Series A Preferred Stock, as filed with the Secretary of State of the State of Nevada, May 27, 2010.

10.1	Form of Securities Purchase Agreement, dated May 27, 2010, by and among the Company and the investors named therein.

10.2	Form of Warrant

10.3	Escrow Agreement, by and among the Company, ARC China, Inc., Gilford Securities Incorporated, Corporate Stock Transfer, Inc. and United Western Bank, dated May 27, 2010.